Exhibit 4.2

RESTATED AGREEMENT

REFLECTING AMENDMENTS NO. 1, NO. 2 AND NO. 3

VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

JANUARY 7, 2010

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Schedule A	Schedule of Investors
Schedule B	Schedule of Common Holders

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AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 7th day of January, 2010, by and among Violin Memory, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A hereto, each of which is herein referred to as an “Investor” and the holders of Common Stock listed on Schedule B hereto, each of which is herein referred to as a “Common Holder”.

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) are parties to that certain Investors’ Rights Agreement dated as of February 20, 2007 by and among the Company, the Common Holders and such Existing Investors (the “Prior Agreement”);

WHEREAS, the Prior Agreement may be amended, and any provision therein waived, with the consent of the Company, and the holders of at least sixty percent (60%) of the Registrable Securities (as such term is defined in the Prior Agreement);

WHEREAS, the Existing Investors, as holders of at least sixty percent (60%) of the Registrable Securities (as such term is defined in the Prior Agreement), desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, certain Investors are parties to that certain Series A and Series 1 Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides that, as a condition to the closing of the sale of the Series A Preferred Stock and Series 1 Preferred Stock thereunder, the Prior Agreement shall be amended and restated in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Existing Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof; provided, however, that each Common Holder shall be deemed to be a Holder for purposes of Sections 1.3, 1.5, 1.6, 1.7,1.8, 1.9, 1.10 and 1.13 only.

(d) The term “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Act.

(e) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(f) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) the shares of Common Stock issued to the Common Holders, solely for the purposes of Sections 1.3, 1.5, 1.6, 1.7, 1.8, 1.9, 1.10 and 1.13 and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. The number of shares of “Registrable Securities” outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(h) The term “Rule 144” shall mean Rule 144 under the Act.

(i) The term “Rule 144(b)(l)(i)” shall mean subsection (b)(l)(i) of Rule 144 under the Act as it applies to persons who have held shares for more than one (1) year.

(j) The term “SEC” shall mean the Securities and Exchange Commission.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after the earlier of (i) six (6) months after the effective date of the Initial Offering and (ii) three years after January 7, 2010 (which is the date of the first closing under the Purchase Agreement), a written request from the Holders of at least a majority of the Registrable Securities then outstanding (for purposes of this Section 1.2, the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price of at least $10,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use all commercially

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reasonable efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation on the number of securities underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities pro rata based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective; or

(iii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of a registration statement for its Initial Offering and ending on a date one hundred eighty (180) days following the effective date of the Initial Offering, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective and delivers such notice within thirty (30) days of receipt of such request for registration; or

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(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company (the “Board of Directors”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than forty-five (45) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such forty-five (45) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.3(c), use all commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder requests to be registered.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such

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underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (ii) any securities held by a Common Holder be included in such offering if any Registrable Securities held by any Holder (and that such Holder has requested to be registered) are excluded from such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, members, retired members, retired partners and stockholders of such Holder, or the estates and family members of any such partners, members, retired members and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4 Form S-3 Registration. In case the Company shall receive from the Holders of at least fifteen percent (15%) of the Registrable Securities (for purposes of this Section 1.4, the “Initiating Holders”) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use all commercially reasonable efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written

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request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.4 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than forty-five (45) days after receipt of the request of the Initiating Holders, provided that such right shall be exercised by the Company not more than twice in any twelve (12)-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such forty-five (45) day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered);

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in Section 1.4(a). The provisions of Section 1.2(b) shall be applicable to such request (with the substitution of Section 1.4 for references to Section 1.2).

(d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

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1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

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(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend, for a reasonable period of time, the filing, effectiveness or use of, or trading under, any registration statement if the Company shall determine that any such filing or the sale of any securities pursuant to such registration statement would in the good faith judgment of the Board of Directors:

(i) materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the Company for which the Board of Directors has authorized negotiations;

(ii) materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the Company; or

(iii) require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, however, that during any such period all executive officers and directors of the Company are also prohibited from selling securities of the Company (or any security of any of the Company’s subsidiaries or affiliates).

In the event of the suspension of effectiveness of any registration statement pursuant to this Section 1.5, the applicable time period during which such registration statement is to remain effective shall be extended by that number of days equal to the number of days the effectiveness of such registration statement was suspended.

1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the

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withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 and provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 and 1.4.

1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, and the Company will reimburse each such Holder, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter or other aforementioned person, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering,

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if a copy of the most current prospectus was not sent or given by or on behalf of such Holder or underwriter or other aforementioned person to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 1.9(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall any indemnity under this Section 1.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

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(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Holder, when combined with any amounts paid by such Holder pursuant to Section 1.9(b), shall exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

1.10 Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Initial Offering;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

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1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder’s family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least two percent (2%) of the Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include any of such securities in any registration filed under Section 1.2, Section 1.3 or Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

1.13 “Market Stand-Off” Agreement.

(a) Each Investor and Common Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the managing underwriter or the Company shall request in order to facilitate compliance with FINRA rules or any successor or similar rule or regulation), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (other than those included in such registration), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Company’s initial offering of equity securities, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Investors

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and Common Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Initial Offering are intended third-party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Investor and Common Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 1.13 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Investors and Common Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor and Common Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(b) Each Investor and Common Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Investor and Common Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 (i) after two (2) years following the Initial Offering, (ii) as to any Holder, such earlier time at which such Holder (A) can sell all shares held by it in compliance with Rule 144(b)(l)(i) or (B) holds less than five percent (5%) of the Company’s outstanding Common Stock and all Registrable Securities held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144 or (iii) after the consummation of a Liquidation Event, as that term is defined in the Company’s Restated Certificate of Incorporation (the “Restated Certificate”).

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall, upon request, deliver to each Investor (or transferee of an Investor) that holds at least five percent (5%) of the then outstanding shares of Preferred Stock (a “Major Investor”):

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and, for fiscal year 2010 and each fiscal year of the Company thereafter, audited and certified by independent registered public accounting firm of nationally recognized standing selected by the Company;

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(b) as soon as practicable, but in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made;

(c) within thirty (30) days of the end of each month, (i) an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail that shows comparison to plan, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made and (ii) upon request by a Major Investor, an updated report of the Company’s capitalization as of the end of such month, which report shall include, without limitation, all outstanding options, warrants, rights or other agreements for the purchase or acquisition from the Company of any shares of its capital stock;

(d) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e) such other information relating to the financial condition, business or corporate affairs of the Company as the Major Investor may from time to time request, provided, however, that the Company shall not be obligated under this Section 2.1 to provide such other information (i) to any Major Investor that is affiliated with a competitor of the Company, as determined in good faith by the Board of Directors or (ii) the Board of Directors determines in good faith to be a trade secret or similar confidential information. Notwithstanding the above, if such information is required in order to permit a Major Investor to prepare its own financial statements then the limitations provided for in this Section 2.1(e) shall be disregarded and be of no force or effect.

2.2 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided,

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however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information (i) to any Major Investor that is affiliated with a competitor of the Company, as determined in good faith by the Board of Directors or (ii) the Board of Directors determines in good faith to be a trade secret or similar confidential information. Notwithstanding the above, if such information is required in order to permit a Major Investor to prepare its own financial statements then the limitations provided for in this Section 2.2 shall be disregarded and be of no force or effect.

2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate and be of no further force or effect upon the earlier to occur of (i) the consummation of the Initial Offering, (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur or (iii) the consummation of a Liquidation Event (as defined in the Restated Certificate).

2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, the term “Major Investor” includes any partners, members, directly or indirectly wholly-owned subsidiaries, parent entities that own all of the equity interests of such Major Investor and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members, directly or indirectly wholly-owned subsidiaries, parent entities that own all of the equity interests of such Major Investor and affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice in accordance with Section 3.5 (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and (iii) the price and terms upon which it proposes to offer such Shares.

(b) By written notification received by the Company within twenty (20) calendar days after the giving of Notice, each Major Investor may elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock that are Registrable Securities issued and held by such Major Investor (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible and exercisable securities then outstanding). The Company shall promptly, in writing, inform each Major Investor that elects to purchase all the shares available to it (a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after such information is given, each Fully-Exercising Investor may elect to purchase that portion of the Shares for which Major Investors were entitled to subscribe, but which were not

15

subscribed for by the Major Investors, that is equal to the proportion that the number of shares of Registrable Securities issued and held by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

(c) If all Shares that Major Investors are entitled to obtain pursuant to Section 2.4(b) are not elected to be obtained as provided in Section 2.4(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this Section 2.4 shall not be applicable to any issuance of securities that does not constitute an issuance of Additional Stock pursuant to the terms of the Restated Certificate and is hereby waived with respect to the Preferred Stock issued pursuant to the Purchase Agreement. In addition to the foregoing, the right of first offer in this Section 2.4 shall not be applicable with respect to any Major Investor in any subsequent offering of Shares if (i) at the time of such offering, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Act and (ii) such offering of Shares is otherwise being offered only to accredited investors.

(e) The rights provided in this Section 2.4 may not be assigned or transferred by any Major Investor; provided, however, that a Major Investor that is a venture capital fund may assign or transfer such rights to an affiliated venture capital fund, and a Major Investor that is a corporation may assign or transfer such rights to any directly or indirectly wholly-owned subsidiary or parent entity that owns all of the equity interests of such Major Investor.

2.5 Observer Rights. Unless otherwise approved by the Board of Directors, the Company shall invite Jon C.R. Bennett (so long as he is an employee of the Company) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such party copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such party shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such party from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to any of such representatives, or if such party is affiliated with a competitor of the Company.

2.6 Proprietary Information and Inventions Agreements. The Company shall require all employees and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement (the “PIIA”) in

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substantially the form approved by the Board of Directors. Such PIIA shall provide, among other things: (i) except as expressly provided in any written employment or consulting agreement between the employee or consultant, such individual is either an at-will employee or a consultant to the Company, as the case may be; (ii) such individual will maintain all Company proprietary information in confidence; (iii) such individual will assign all inventions created by such individual as an employee or consultant during his employment or service to the Company; and (iv) such individual will not disclose any information related to the Company’s work.

2.7 Stock Vesting. Unless approved by the Board of Directors, each grant of shares of Common Stock (or options therefore) shall vest in equal monthly installments over a four-year period. All grants of shares of Common Stock (or options therefore) shall be approved by the Board of Directors.

2.8 Directors’ and Officers’ Insurance. The Company shall, as soon as practicable after the date hereof, obtain Directors’ and Officers’ Insurance with a carrier and in an amount and terms satisfactory to the Board of Directors. In the event that the Company merges with or into another entity and is not the surviving entity following the merger, or transfers all of its assets, the Company shall use its best efforts to ensure that successors to the Company assume the Company’ obligations with respect to the indemnification of the directors.

2.9 Board Committees. The Board of Directors will establish a compensation committee which shall consist of at least one director appointed by the holders of the Series A Preferred Stock and one director appointed by the holders of the Series 1 Preferred Stock. The compensation committee shall review and determine the compensation of the Company’s executive officers.

2.10 Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors, any committee thereof and other activities performed upon request of the Company. Each director of the Company that is not an employee or affiliate of an Investor shall receive equity compensation and/or other incentives commensurate with such director’s duties to the Company.

2.11 Termination of Certain Covenants. The covenants set forth in Sections 2.4, 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering (as defined in the Restated Certificate) or (ii) a Liquidation Event (as defined in the Restated Certificate).

2.12 Notification and Repurchase Obligations.

(a) The Company shall notify each Major Investor in writing at least thirty (30) days prior to (i) the exercise of any Right of Repurchase (as such term is defined those certain Stock Purchase Agreements pursuant to which the Company has, prior to such exercise, issued (or may in the future issue) shares of its capital stock under the Company’s 2005 Stock Plan (the “Plan”)), (ii) any other redemption or reacquisition by the Company of shares of its capital stock, (iii) the closing of any financing that results in an adjustment to the Conversion Price (as defined in the Restated Certificate) of any series of Preferred Stock, (iv) the expiration

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of any outstanding options, warrants or other rights to acquire from the Company any shares of its capital stock that results in a reduction in the number of authorized shares of capital stock of Company on a Fully Diluted Basis, (v) any reduction in the number of shares authorized for issuance under the Plan or any similar plan established in the future, and (vi) any event that would or could reasonably be expected to cause such Major Investor’s equity interest in the Company to exceed 19.9% on a Fully Diluted Basis, in each case identifying such Major Investor’s equity interest in the Company, on a Fully Diluted Basis, subsequent to the occurrence of such event. Notwithstanding the foregoing, the Company shall not be required to notify any Major Investor in accordance with the terms of this subsection unless (x) such Major Investor’s equity interest in the Company exceeds 18% on a Fully Diluted Basis prior to the occurrence of an action contemplated herein or (y) the consummation of such action would cause such Major Investor’s equity interest in the Company to exceed 18% on a Fully Diluted Basis.

(b) For the purposes of this Section 2.12, a “Fully Diluted Basis” shall mean an as-converted to Common Stock basis, assuming conversion and exercise of all convertible and exercisable securities and including all shares available for issuance under the Plan or any similar plan established in the future.

(c) Subject to applicable corporate law and the fiduciary duties of the Company’s Board of Directors, if at any time a Major Investor holds an equity interest in the Company that exceeds 20% on a Fully Diluted Basis, such Major Investor may require the Company to repurchase that portion of such Major Investor’s Preferred Stock as is necessary to reduce such Major Investor’s equity interest in the Company below 20% on a Fully Diluted Basis. Such repurchase shall occur within 3 days of the Company’s receipt of such Major Investor’s request, at a purchase price per share equal to the Original Issue Price (as defined in the Restated Certificate) applicable to the series of Preferred Stock to be repurchased, plus any declared but unpaid dividends thereupon.

(d) The covenants set forth in this Sections 2.12 shall terminate and be of no further force or effect upon the consummation of (i) a Qualified Public Offering (as defined in the Restated Certificate) or (ii) a Liquidation Event (as defined in the Restated Certificate).

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

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3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 3.5).

3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Entire Agreement: Amendments and Waivers. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement (other than Section 2.1, Section 2.2, Section 2.3 and Section 2.4) may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the holders of at least a majority of the Registrable Securities; provided, however, that in the event that such amendment or waiver adversely affects the obligations or rights of the Common Holders in a different manner than the other Holders, such amendment or waiver shall also require the written consent of the holders of a majority in interest of the Common Holders. The provisions of Section 2.1, Section 2.2, Section 2.3, Section 2.4 and Section 2.12 may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Registrable Securities that are held by Major Investors (including, solely in the case of Section 2.12, each holder of more than 9,000,000 shares of Preferred Stock, as adjusted for stock splits, stock dividends, combinations or the like)). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities, and the Company.

3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

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3.10 Additional Investors. Notwithstanding Section 3.7, no consent shall be necessary to add additional Investors that are purchasers of Preferred Stock as signatories to this Agreement.

3.11 Termination of Prior Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall terminate and be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement.

3.12 Additional Definition. For all purposes herein, “Preferred Stock” shall mean, collectively, the Company’s Series A Preferred Stock, Series I Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any and all future series of preferred stock authorized under the Restated Certificate.

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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

VIOLIN MEMORY, INC.

	By:	/s/ JOHN KAPITULA

	Name:	JOHN KAPITULA

	Title:	CFO

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDERS:

/s/ Dixon Doll Jr.
Dixon Doll Jr.

Address:

Address:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDERS:

/s/ Donpaul C Stephens
Donpaul C Stephens

Address:

Address:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDERS:

/s/ Jon Bennett
Jon Bennett

Address:

Address:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMMON HOLDERS:

/s/ Morgan Littlewood
Address:
Morgan Littlewood

Address:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Jon Bennett

By:

	Name:	Jon Bennett

	Title:	CTO

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ SID BENNETT

By:

	Name:	SID BENNETT

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

BF Partners, L.P.

	By:	/s/ Bruce Bilger

	Name:	Bruce Bilger

	Title:	General Partner

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Bruce Davie

	Name:	Bruce Davie

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Angelo DePietto

By:

	Name:	Angelo DePietto

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Kristine DePietto

By:

	Name:	Kristine DePietto

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ David M. Drury

	Name:	David M. Drury

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Andrew E. Janfaza

By:

	Name:	Andrew E. Janfaza

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Roy D. and Leigh Limbach Johnson Trustees u/a/d 6.13.00

	By:	/s/ Roy Johnson

	Name:	Roy Johnson

	Title:	Trustee

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

/s/ François Le Faucheur

By:

	Name:	François Le Faucheur

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Peter Long

	By:	/s/ Peter Long

	Name:	Peter Long

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Troy Lowry

	Name:	Troy Lowry

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Burgett H. Mooney III

	Name:	Burgett H. Mooney III

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

MRIS TRUST

	By:	/s/ Marly Roncken, Ivan Sutherland

	Name:	Marly Roncken, Ivan Sutherland

	Title:	Trustees

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Rationalwave Onshore Equity Fund L.P.

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	Chairman

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ David Rich

	Name:	David Rich

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

RICHMOND III, LLC

	By:	/s/ PETER KELLNER

	Name:	PETER KELLNER

	Title:	MANAGING DIRECTOR

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

JUDD ROSENBLATT

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	Father

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

MARK ROSENBLATT & SARAH STERN JTWROS

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

REBECCA ROSENBLATT

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	FATHER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

TOM ROSENBLATT

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	FATHER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ MARK ROSENBLATT

By:

	Name:	MARK ROSENBLATT

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Ellen Blumberg Rubert Revocable Trust

	By:	/s/ Ellen Blumberg Rubert

	Name:	Ellen Blumberg Rubert

	Title:	Trustee

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Jeremy M. Sclar

	Name:	Jeremy M. Sclar

	Title:	Investor

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Gerald S. Soloway

	Name:	Gerald S. Soloway

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Robert F. Sproull

	Name:	Robert F. Sproull

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Roberta Stein

	Name:	Roberta Stein

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Bill Stein

	Name:	Bill Stein

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Robert A. Subkowsky Elizabeth Subkowsky

	By:	/s/ Robert A. Subkowsky /s/ Elizabeth Subkowsky

	Name:	Robert A. Subkowsky Elizabeth Subkowsky

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Sutherland Int’l Investments

	By:	/s/ Juliet Sutherland

	Name:	Juliet Sutherland

	Title:	Partner

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Juliet Sutherland

By:

	Name:	Juliet Sutherland

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

:

Dorothy Winter

	By:	/s/ JEANETTE WINTER

	Name:	DOROTHY AND JEANETTE WINTER

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

WQ INVESTMENTS

	By:	/s/ BRUCE WILFORD

	Name:	BRUCE WILFORD

	Title:	CEO

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Applied Venture Capital LLC

	By:	/s/ Robert J Fiore

	Name:	Robert J Fiore

	Title:	CFO

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

BIG BASIN PARTNERS LP

	By:	/s/ FRANK J. MARSHALL

	Name:	FRANK J. MARSHALL

	Title:	GENERAL PARTNER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

CAMP KELLNER MEDIA, LLC

	By:	/s/ PETER KELLNER

	Name:	PETER KELLNER

	Title:	MANAGING DIRECTOR

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Christopher Seivald

	By:	/s/ Christopher Seivald

Name:

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

	By:	/s/ George Barletta

	Name:	George Barletta

	Title:	Investor

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Jason Blum

	By:	Iron Capital Partners

	Name:	Jason Blum

	Title:	MD

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ JOHN KAPITULA

	Name:	JOHN KAPITULA

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ LAWRENCE J LANG / /s/ KATHERINE B LANG

	Name:	LAWRENCE J LANG / KATHERINE B LANG

	Title:	TRUSTEE / TRUSTEE

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

	By:	/s/ Matt Barletta

	Name:	Matt Barletta

	Title:	VP Product Marketing

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

	By:	/s/ MORGAN LITTLEWOOD

	Name:	MORGAN LITTLEWOOD

	Title:	VP MARKETING

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Perforce Software Inc

	By:	/s/ Christopher Seiwald

	Name:	Christopher Seiwald

	Title:	President

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Rationalwave Associates Corp

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	President

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Rationalwave Capital Partners

	By:	/s/ MARK ROSENBLATT

	Name:	MARK ROSENBLATT

	Title:	Chairman

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Silicon Storage Technology, Inc.

	By:	/s/ BING YEH

	Name:	BING YEH

	Title:	Chairman & CEO

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ WALTER P STERN

By:

	Name:	WALTER P STERN

	Title:	TRUSTEE

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ NICHOLAS KAPITULA

	Name:	NICHOLAS KAPITULA

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Anxon International, Inc.

	By:	/s/ Chen Hsin Chou

	Name:	Chen Hsin Chou

	Title:	Director

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ LAURIE M. SHANON

	Name:	LAURIE M. SHANON

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Michael Bunyaner Family Trust

	By:	/s/ Thomas A. Sunderland

	Name:	Thomas A. Sunderland

	Title:	Trustee

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ DIXON R. DOLL

	By:	DIXON R. DOLL

	Name:	BIRCHWOOD FAMILY PARTNERSHIP

	Title:	GP

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ DIXON R. DOLL

	By:	DIXON & CAROL DOLL FAMILY TRUST

	Name:	DIXON R. DOLL

	Title:	Trustee

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ STEVEN T. GLASS

	Name:	STEVEN T. GLASS

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

INTELLECT CAPITAL VENTURES

	By:	/s/ GREG FRANKLIN

	Name:	GREG FRANKLIN

	Title:	DIRECTOR, MANAGING MEMBER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

	By:	/s/ ROBERT T. ANGLE

	Name:	ROBERT T. ANGLE

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Kirk Bradley

By:

	Name:	Kirk Bradley

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Avi Cohen

	By:	3/17/10

	Name:	Avi Cohen

	Title:	Managing Partner - Avian Securities

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Daniel J. Fletcher

By:

	Name:	Daniel J. Fletcher

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Voting Agreement as of the date first above written.

INVESTORS:

	By:	/s/ GREG FRANKLIN

	Name:	GREG FRANKLIN

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ Ken Gullicksen

	Name:	Ken Gullicksen

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Hennessey Ventures LLC

	By:	/s/ Mike Hennessey

	Name:	Mike Hennessey

	Title:	Mng. Member

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Gary Katcher

PRINT NAME:

	By:	Gary Katcher

Name:

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Gary Katcher 2008 GRAT

	PRINT NAME:	Gary Katcher

	By:	/s/ Gary Katcher

Name:

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	PRINT NAME:	Ronak Khichadia

	By:	/s/ Ronak Khichadia

Name:

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ MUDER KOTHARI

	Name:	MUDER KOTHARI

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ JOANNA OBRAPALSKA

	By:	/s/ [Joanna Obrapalska]

Name:

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ RICHARD J. PRATI

	PRINT NAME:	RICHARD J. PRATI

By:

	Name:	RICHARD J. PRATI

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ SAIYED ATIQ RAZA

By:

	Name:	SAIYED ATIQ RAZA

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

/s/ Amit Solomon 8/2/10

	PRINT NAME:	Amit Solomon

	By:	Amit Solomon

Name:

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

Susan Switzer

	PRINT NAME:	Susan Switzer

	By:	/s/ Susan Switzer

	Name:	Susan Switzer

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	By:	/s/ BARBARA TRACY

	Name:	BARBARA TRACY

Title:

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

VII PEAKS VENTURE CAPITAL I LLC

	By:	/s/ GURPREET CHANDKHOKE

	Name:	GURPREET CHANDKHOKE

	Title:	MANAGING PARTNER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

WINDCREST PARTNERS

	By:	/s/ ROBERT J. GELLERT

	Name:	ROBERT J. GELLERT

	Title:	GENERAL PARTNER

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

	PRINT NAME:	Zita S. de Zagon

	By:	/s/ Zita S. de Zagon

Name:

Title:

Address:

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

WINDCREST MICROCAP PARTNERS

	By:	/s/ JAMES H. GELLERT

	Name:	JAMES H. GELLERT

	Title:	MANAGING MEMBER OF G.P.

Address:

SIGNATURE PAGE TO VIOLIN MEMORY, INC.

AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Dakin Family Trust dated June 5th 2005
(name of entity)

/s/ Bryce Dakin
(signature)

	Signatory Name:	Bryce Dakin (Trustee)

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

Bryce P. Dakin
(name of individual)

/s/ Bryce P. Dakin
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

SANJAY PURI
(name of individual)

/s/ SANJAY PURI
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

EDELEN FAMILY TRUST U/T/D 7/15/20
(name of entity)

/s/ MARK EDELEN
(signature)

Signatory Name:	MARK EDELEN

Signatory Title:	TRUSTEE

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

GREG COLVIN
(name of individual)

/s/ GREG COLVIN
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

The Moelis Family Trust
(name of entity)

/s/ Kenneth Moelis
(signature)

Signatory Name:	Kenneth Moelis

Signatory Title:	trustee

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

Juniper Networks, Inc.
(name of entity)

/s/ Mitchell Gaynor
(signature)

Signatory Name:	Mitchell Gaynor

Signatory Title:	Sr. Vice President

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

Toshiba America Electronic Components, Inc.
(name of entity)

/s/ Hideya Sakaida
(signature)

Signatory Name:	Hideya Sakaida

Signatory Title:	President/CEO

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

DAVID J. MURPHY
(name of individual)

/s/ DAVID J. MURPHY
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	DAVID J. MURPHY III.
(name of individual)

/s/ DAVID J. MURPHY III.
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	MADHABHAI JETHABHAI DUNGARANI DECEDENT’S TRUST B
(name of entity)

/s/ AMIT M DUNGARANI
(signature)

	Signatory Name:	AMIT M DUNGARANI

	Signatory Title:	TRUSTEE

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	AMIT M. DUNGARANI
(name of individual)

/s/ AMIT M. DUNGARANI
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

MERIFIN CAPITAL N.V
(name of entity)

/s/ Guillaume de Rham
(signature)

Signatory Name:	Guillaume de Rham

Signatory Title:	Finabel S.A., Managing Director

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

Mark J. McInerney
(name of individual)

/s/ Mark J. McInerney
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	NIRAJ BHANDERI
(name of individual)

/s/ NIRAJ BHANDERI
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

The Kevin and Melinda Living Trust
(name of entity)

/s/ Kevin P.B. Johnson
(signature)

Signatory Name:	Kevin P.B. Johnson

Signatory Title:	TRUSTEE

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	James M & Jeannette M Beeger Trust V/A DTD 06/20/200
(name of entity)

/s/ James M Beeger
(signature)

	Signatory Name:	James M Beeger

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

Webber Trust Agreement; 3/15/04
(name of entity)

/s/ Brian Webber, Trustee
(signature)

Signatory Name:	Brian Webber

Signatory Title:	Trustee

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Connor Defined Benefit Pension Plan
(name of entity)

/s/ Michael D. Connor
(signature)

	Signatory Name:	Michael D. Connor

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	RICHARDSON L WATKINS
(name of individual)

/S/ RICHARDSON L WATKINS
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	NICHOLAS A. WATKINS
(name of individual)

/s/ RICHARDSON L WATKINS RICHARDSON L WATKINS, Custodian & Parent
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	HARRISON S. WATKINS
(name of individual)

/s/ RICHARDSON L WATKINS RICHARDSON L WATKINS, Custodian & Parent
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	NINA R. WATKINS
(name of individual)

/s/ RICHARDSON L WATKINS RICHARDSON L WATKINS, Custodian & Parent
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	P. THORNTON WATKINS
(name of individual)

/s/ P. THORNTON WATKINS
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	MICHAEL A. COVARRUBIAS
(name of individual)

/s/ MICHAEL A. COVARRUBIAS
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	David P. Cropper
(name of individual)

/s/ David P. Cropper
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Dupee/Scanlon Trust under Declaration of Trust dated 8/1/ 2008
(name of entity)

/s/ Ken Dupee
(signature)

	Signatory Name:	Ken Dupee

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Colin Feichtmeir
(name of individual)

/s/ Colin Feichtmeir
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	FIELD FAMILY TRUST
(name of entity)

/s/ MATT FIELD
(signature)

	Signatory Name:	MATT FIELD

	Signatory Title:	TRUSTEE

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Brian Fleming
(name of individual)

/s/ Brian Fleming
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Charles D. Gibson
(name of individual)

/s/ Charles D. Gibson
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	CATHY GREENWOLD
(name of individual)

/s/ CATHY GREENWOLD
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Ann T. MacLeod
(name of individual)

/s/ Ann T. MacLeod
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Lynn M. Tolin
(name of individual)

/s/ Lynn M. Tolin
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Scott C. Verges
(name of individual)

/s/ Scott C. Verges
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	EMC Corporation
(name of entity)

/s/ Paul T. Dacier
(signature)

	Signatory Name:	Paul T. Dacier

	Signatory Title:	Executive Vice President and General Counsel

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	John & Ellen Levinson
(name of individual)

/s/ John Levinson & Ellen Levinson
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

An Grace Investment Corporation Inc.
(name of entity)

/s/ Shen An Chou
(signature)

Signatory Name:	Shen An Chou

Signatory Title:	Director

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

JUSTIN MIRRO
(name of individual)

/s/ JUSTIN MIRRO
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

ZUL JAMAL
(name of individual)

/s/ ZUL JAMAL
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

EDMUND P. CHIANG
(name of individual)

/s/ EDMUND P. CHIANG
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

CHRISTOPHER RYAN
(name of individual)

/s/ CHRISTOPHER RYAN
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

MAHMOODZADEGAN-GAPPY TRUST
(name of entity)

/s/ NAVID MAHMOODZADEGAN
(signature)

Signatory Name:	NAVID MAHMOODZADEGAN

Signatory Title:	TRUSTEE

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

VINCENT LIMA
(name of individual)

/s/ VINCENT LIMA
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

Raich Trust dated September 17, 2001
(name of entity)

/s/ Jeffrey Raich
(signature)

Signatory Name:	Jeffrey Raich

Signatory Title:	Trustee

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

ANTON SAHAZIZIAN
(name of individual)

/s/ ANTON SAHAZIZIAN
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Sharon L & Gregory M Zorbach
(name of individual)

/s/ Sharon L Zorbach
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Robert Soros
(name of individual)

/s/ Robert Soros
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

Acadia Woods Partners, LLC
(name of entity)

/s/ Jeffrey Samberg
(signature)

Signatory Name:	Jeffrey Samberg

Signatory Title:	Managing Member

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

Arthur J. Samberg
(name of individual)

/s/ Arthur J. Samberg
(signature)

Investors that are Entities:

(name of entity)

(signature)

Signatory Name:

Signatory Title:

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:

(name of individual)

(signature)

Investors that are Entities:

The Jeffrey Samberg Amended & Restated Revocable Trust
(name of entity)

/s/ Jeffrey Samberg
(signature)

Signatory Name:	Jeffrey Samberg

Signatory Title:	Trustee

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	ARJUN GUPTA
(name of individual)

/s/ ARJUN GUPTA
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Randall A. Yuen 2009 GST Trust
(name of entity)

/s/ Randall A. Yuen
(signature)

	Signatory Name:	Randall A. Yuen

	Signatory Title:	Grantor

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof:

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Shinya Chikagami
(name of individual)

/s/ Shinya Chikagami
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

/s/ A. Chikagami
(signature)

	Signatory Name:	A. Chikagami

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Tatsumi C. Chikagami
(name of individual)

/s/ Tatsumi C. Chikagami
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Chung Hai-Hwa
(name of individual)

/s/ Chung Hai-Hwa
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series B Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Yale Investment Corporation Ltd.
(name of entity)

/s/ Chung Hai-Hwa
(signature)

	Signatory Name:	Chung Hai-Hwa

	Signatory Title:	President

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Glynn Partners II, L.P.
(name of entity)

/s/ Scott Jordon
(signature)

	Signatory Name:	Scott Jordon

	Signatory Title:	Managing Director

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Aryeh Davis and Naomi Davis
(name of individual)

/s/ Aryeh Davis and Naomi Davis
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	ANDREW WALLACH
(name of individual)

/s/ ANDREW WALLACH
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Telesoft Capital, L.L.C.
(name of entity)

/s/ Arjun Gupta
(signature)

	Signatory Name:	Arjun Gupta

	Signatory Title:	Manager

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	BrownSavano Direct Capital Partners, L.P.

By:	BrownSavano Direct GP, LLC, its General Partner

By:	BrownSavano JV, LLC, its Manager

(name of entity)

/s/ Gustav H. Koven
(signature)

Signatory Name:	Gustav H. Koven

Signatory Title:	Managing Director

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Cohen Children Trust
(name of entity)

/s/ Talia Rosenblatt-Cohen
(signature)

	Signatory Name:	Talia Rosenblatt-Cohen

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Larry S. Gutsch
(name of individual)

/s/ Larry S. Gutsch
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	William S. McKiernan
(name of individual)

/s/ William S. McKiernan
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Frances & Tony Coleman
(name of individual)

/s/ Frances Coleman & Tony Coleman
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	John Bollard
(name of individual)

/s/ John Bollard
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	OFPP LLC
(name of entity)

/s/ Marc Weiss
(signature)

	Signatory Name:	Marc Weiss

	Signatory Title:	CIO

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	David M.C. Stern
(name of individual)

/s/ David M.C. Stern
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Alexis E. Meehan
(name of individual)

/s/ Alexis E. Meehan
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	John Sisler
(name of individual)

/s/ John Sisler
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Mitchell R. Katcher & Anne M. Katcher
(name of individual)

/s/ Mitchell R. Katcher & Anne M. Katcher
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Rebecca Stern Rosenblatt Grantor Trust 9/8/11
(name of entity)

/s/ Mark Rosenblatt
(signature)

	Signatory Name:	Mark Rosenblatt

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Juan Rosenblatt Grantor Trust Dated 2-14-20
(name of individual)

/s/ Mark Rosenblatt - Trustee
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	John Murray
(name of individual)

/s/ John Murray
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Mark Waissar
(name of individual)

/s/ Mark Waissar
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Woodside Partners
(name of entity)

/s/ Geoff Baldwin
(signature)

	Signatory Name:	Geoff Baldwin

	Signatory Title:	Managing Partner

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	ACS Enterprises LLC
(name of entity)

/s/ Carlo Capizzi
(signature)

	Signatory Name:	Carlo Capizzi

	Signatory Title:	Managing Member

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Azlina Ahmad
(name of individual)

/s/ Azlina Ahmad
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Cynthia Senet Lopez & Miguel Lopez
(name of individual)

/s/ Cynthia Senet Lopez & Miguel Lopez
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	TONY KING
(name of individual)

/s/ TONY KING
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Michael Bradley
(name of individual)

/s/ Michael Bradley
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Phillip H. Snead
(name of individual)

/s/ Phillip H. Snead
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Douglas Snyder
(name of individual)

/s/ Douglas Snyder
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	SCOTT S. PARKER
(name of individual)

/s/ SCOTT S. PARKER
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	ALAN RICHARDS CONSULTING, INC. DEFINED BENEFIT PLAN
(name of entity)

/s/ ALAN RICHARDS
(signature)

	Signatory Name:	ALAN RICHARDS

	Signatory Title:	TRUSTEE

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	ROBIN EDWARDS
(name of individual)

/s/ ROBIN EDWARDS
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	CHARLOTTE RAMSAY
(name of individual)

/s/ CHARLOTTE RAMSAY
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	TIGER RATAN CAPITAL MASTER FUND, LTD.
(name of entity)

/s/ Glenn Shepard
(signature)

	Signatory Name:	Glenn Shepard

	Signatory Title:	CFO

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	CHRISTOPHER BROZEK
(name of individual)

/s/ CHRISTOPHER BROZEK
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VIII-B LIMITED PARTNERSHIP

	By:	Highland Management Partners VIII Limited Partnership, its sole General Partner

	By:	Highland Management Partners VIII Limited, its sole General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

	By:	Highland Management Partners VIII Limited Partnership, its sole General Partner

	By:	Highland Management Partners VIII Limited, its sole General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VIII-C LIMITED PARTNERSHIP

	By:	Highland Management Partners VIII Limited Partnership, its sole General Partner

	By:	Highland Management Partners VIII Limited, its sole General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Entities:	HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

/s/ Peter Bell
(signature)

Signatory Name:	Peter Bell

Signatory Title:	Authorized Manager

(mailing address)

(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	QUANTUM PARTNERS LP BY: QP GP LLC, ITS GENERAL PARTNER
(name of entity)

BY: /s/ JAY SCHOENFARBER
(signature)

	Signatory Name:	JAY SCHOENFARBER

	Signatory Title:	ATTORNEY-IN-FACT

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series C Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	RS CAPITAL PARTNERS LTD.
(name of entity)

BY: /s/ JAY SCHOENFARBER
(signature)

	Signatory Name:	JAY SCHOENFARBER

	Signatory Title:	ATTORNEY-IN-FACT

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES C PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Buckland Partners Growth Fund, L.P.
(name of entity)

/s/ Seth Lieber
(signature)

	Signatory Name:	Seth Lieber

	Signatory Title:	General Partner

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Ronald L. Rosenblatt and Barrie Berg as Community Property with Right of Survivorship
(name of individual)

/s/ Ronald L. Rosenblatt /s/ Barrie Berg
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Irwin Lieber
(name of individual)

/s/ Irwin Lieber
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Robert Orenstein
(name of individual)

/s/ Robert Orenstein
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	McLarney Investment Trust
(name of entity)

/s/ Kevin McLarney
(signature)

	Signatory Name:	Kevin McLarney

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	KENNETH W. ORCE
(name of individual)

/s/ KENNETH W. ORCE
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Harry Wilmink
(name of individual)

/s/ Harry Wilmink
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	THE SIDNEY AND ARLENE ROSENBLATT FAMILY TRUST OF 1996
(name of entity)

/s/ SIDNEY ROSENBLATT, TRUSTEE /s/ ARLENE ROSENBLATT, TRUSTEE
(signature)

	Signatory Name:	SIDNEY ROSENBLATT ARLENE ROSENBLATT

	Signatory Title:	TRUSTEE, TRUSTEE

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	ALAN N. COLNER
(name of individual)

/s/ ALAN N. COLNER
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	GABRIEL FERREIRA
(name of individual)

/s/ GABRIEL FERREIRA
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	ADI PADVA
(name of individual)

/s/ ADI PADVA
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	GARY LLOYD
(name of individual)

/s/ GARY LLOYD
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Christian Putz
(name of individual)

/s/ Christian Putz
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

The undersigned Lender hereby agrees to and acknowledges the terms of this convertible promissory note, including, without limitation, the joinder provisions of Sections 2(b) and 2(d) hereof.

LENDER:

Lenders that are Individuals:	JASON A. WILDT
(name of individual)

/s/ JASON A. WILDT
(signature)

(mailing address)

	(email)	(telephone)

Lenders that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

8

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	NICHOLAS SHEPPARD
(name of individual)

/s/ NICHOLAS SHEPPARD
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

SAP VENTURES FUND I, L.P.

By:	SAP VENTURES (GPE) I, LLC
Its General Partner

By:	/s/ NINO MARAKOVIC
Name:	NINO MARAKOVIC
Title:	Managing Director

By:	SAP VENTURES (GPE) I, LLC
Its General Partner

By:	/s/ David Hartwig
Name:	David Hartwig
Title:	Managing Director

email	telephone

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Roderick Albert Martin Sturdy
(name of individual)

/s/ Roderick Albert Martin Sturdy
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	DAWN JULIE BRADLEY
(name of individual)

/s/ DAWN JULIE BRADLEY
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Murukutla Puroshotham Bhima Shankar
(name of individual)

/s/ MPB Shankar
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:	BRIAN ELIOT PEIERLS

	By:	/s/ Brian Eliot Peierls
	Name:	Brian Eliot Peierls
	Title:	Individual

THE PEIERLS BYPASS TRUST

	By:	/s/ Brian Eliot Peierls
	Name:	Brian Eliot Peierls
	Title:	Trustee

E. JEFFREY PEIERLS

	By:	/s/ E. Jeffrey Peierls
	Name:	E. Jeffrey Peierls
	Title:	Individual

INVESTOR: (each of the following a “Holder”):

PEIERLS SEVERAL ENTITIES

U.D. E.F. Peierls for Brian E. Peierls
U.D. E.F. Peierls for E. Jeffrey Peierls
U.D. J.N. Peierls for Brian Eliot Peierls
U.D. J.N. Peierls for E. Jeffrey Peierls
U.D. E.S. Peierls for E. F. Peierls et al
UW E.S. Peierls for Brian E. Peierls
Accumulation

UW E.S. Peierls for E. Jeffrey Peierls
Accumulation
UW JN Peierls for Brian E. Peierls
UW JN Peierls for E. Jeffrey Peierls
The Peierls Foundation, Inc. (Non-Profit)
U.D. Ethel F. Peierls Charitable Lead Trust

By:	/s/ E. Jeffrey Peierls
E. Jeffrey Peierls

Title:	as trustee or authorized officer on behalf of each of the foregoing Holders

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	WSM Capital LLC
(name of entity)

/s/ William S. McKiernan
(signature)

	Signatory Name:	William S. McKiernan

	Signatory Title:	President

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Intuitive Violin LLC
(name of entity)

/s/ William Dioguardi
(signature)

	Signatory Name:	William Dioguardi

	Signatory Title:	Member Manager

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	PARESH GHELANI
(name of individual)

/s/ PARESH GHELANI
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	HARESH BHUNGALIA & ALPA BHUNGALIA
(name of individual)

/s/ HARESH BHUNGALIA & ALPA BHUNGALIA
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	GSV CAPITAL CORP.
(name of entity)

/s/ Paul D. Lapping
(signature)

	Signatory Name:	Paul D. Lapping

	Signatory Title:	COO

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Mahesh Ganmukhi
(name of individual)

/s/ Mahesh Ganmukhi
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Ganmukhi Irrevocable Trust
(name of entity)

/s/ Vivek J. Kulkarni
(signature)

	Signatory Name:	Vivek J. Kulkarni

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	WILLIAM J. DEUTSCH
(name of individual)

/s/ WILLIAM J. DEUTSCH
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	SWADESH FAMILY TRUST
(name of entity)

/s/ RAJVIR SINGH
(signature)

	Signatory Name:	RAJVIR SINGH

	Signatory Title:	TRUSTEE

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	R. DOUGLAS RIVERS
(name of individual)

/s/ R. DOUGLAS RIVERS
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Fortezza Investments LP
(name of entity)

/s/ Michael Marocco
(signature)

	Signatory Name:	Michael Marocco

	Signatory Title:	[ILLEGIBLE]

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Henry G Stein Family Trust
(name of entity)

/s/ Henry G. Stein
(signature)

	Signatory Name:	Henry G. Stein

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Tamara Stein
(name of individual)

/s/ Tamara Stein
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	K&I Associates, L.P.
(name of entity)

By: VPI, Inc., a California Corporation, its General Partner /s/ Robert Isackson
(signature)

	Signatory Name:	Robert Isackson

	Signatory Title:	President

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	GENERAL ELECTRIC PENSION TRUST By: GE Asset Management Incorporated, its Investment Manager
(name of entity)

/s/ David B. Stewart
(signature)

	Signatory Name:	David B. Stewart

	Signatory Title:	Vice President & Managing Director

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	GROUSE RIDGE CAPITAL, LLC
(name of entity)

/s/ Stephen M. Muck
(signature)

	Signatory Name:	Stephen M. Muck

	Signatory Title:	Member

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Matt Field
(name of individual)

/s/ Matt Field
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Christian Marent
(name of individual)

/s/ Christian Marent
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Inverstors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Rob Shannon
(name of individual)

/s/ Rob Shannon
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Toni & Cory Sindelar as Community Property
(name of entity)

/s/ Cory Sindelar and Toni Sindelar
(signature)

	Signatory Name:	Cory Sindelar / Toni Sindelar

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Intuitive Violin II, LLC
(name of entity)

/s/ William Dioguardi
(signature)

	Signatory Name:	William Dioguardi

	Signatory Title:	Member Manager

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	TRUSHAR M. DUNGARANI
(name of individual)

/s/ TRUSHAR M. DUNGARANI
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	Goldman – Valeriole Family Trust u/a/d 11/15/95
(name of entity)

/s/ Ken Goldman
(signature)

	Signatory Name:	Ken Goldman

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	SUGUMARAN KANNUSAMY
(name of individual)

/s/ SUGUMARAN KANNUSAMY
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Julie Rosenblatt
(name of individual)

/s/ Julie Rosenblatt
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	PASSPORT SPECIAL OPPORTUNITIES MASTER FUND, LP

By: Passport Capital, LLC Its: Investment Manager

By:	/s/ Joanne Cormican

Name:	Joanne Cormican

Title:	Chief Operating Officer

Address:

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	Richard J. Starr jtwros Lisa M. Starr
(name of individual)

/s/ Richard J. Starr jtwros Lisa M. Starr
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	The Noah and Christine Mesel Living Trust date Dec. 6, 2016
(name of entity)

/s/ Noah D. Mesel
(signature)

	Signatory Name:	Noah D. Mesel

	Signatory Title:	Trustee

(mailing address)

	(email)	(telephone)

Date of Execution:

Immediately Available Funds Delivered to the Company on Execution Hereof: $

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	David W. Hall
(name of individual)

/s/ David W. Hall
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

JOINDER AND SIGNATURE PAGE TO VIOLIN MEMORY, INC.

SERIES D PREFERRED STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:
(name of individual)

(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:	VIJAY AND TERUMI PARIKH TRUST
(name of entity)

/s/ VIJAY PARIKH
(signature)

	Signatory Name:	VIJAY PARIKH

	Signatory Title:	TRUSTEE

(mailing address)

	(email)	(telephone)

IN WITNESS WHEREOF, the undersigned has executed this Series D Preferred Stock Purchase Agreement as of the date first above written.

JOINDER. The undersigned hereby agrees (i) to be bound by and to observe all of the terms and conditions of the Investors’ Rights Agreement as an “Investor” party thereto for all purposes thereunder, (ii) to be bound by and to observe all of the terms and conditions of the Voting Agreement as an “Investor” and “Stockholder” party thereto for all purposes thereunder and (iii) to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as an “Investor” party thereto for all purposes thereunder. The undersigned hereby authorizes the Company to attach this counterpart signature page to such aforementioned agreements and to make corresponding amendments to the applicable schedules thereto.

INVESTOR:

Investors that are Individuals:	BARBARA BATES
(name of individual)

/s/ BARBARA BATES
(signature)

(mailing address)

	(email)	(telephone)

Investors that are Entities:
(name of entity)

(signature)

Signatory Name:

Signatory Title:

(mailing address)

	(email)	(telephone)

Schedule A

Schedule of Investors

Acadia Woods Partners, LLC
ACS Enterprises, LLC
Adi Padva
Afsin Basseri
Akie Chikagami
Alan Richards, TTEE, Alan Richards Consulting, Inc. Defined Benefit Plan
Alan N. Coiner
Alan S. Cohen
Alexis E. Meehan
Ametrine Consulting Inc.
Amit M. Dungarani
Amit Solomon
An Grace Investment Corporation Inc.
Andrew E. Janfaza
Andrew Wallach
Angel J. Gonzalez
Angelo and Irene Douroupis
Angelo M. Depietto
Ann T. MacLeod
Anne H. Fridman
Anton Sahazizian
Anxon International, Inc.
Applied Venture Capital, LLC (Bruce Grant/Robert Fiore)
Aryeh Davis and Naomi Davis
Aristides Family Living Trust
Arjun Gupta
Arthur J. Samberg
Avi Cohen
Azlina Ahmad
Barbara Bates
Barbara J. Richards
Barbara Tracy
BF Partners LP
Big Basin Partners (Frank Marshall)
Birchwood Family Partnership
Bradford J. Meikle
Brian Eliot Peierls
Brian Fleming
Brian Webber
BrownSavano Direct Capital Partners, LLC
Bruce S. Davie
Bryce P. Dakin
Buckland Partners Growth Fund, L.P.
Burgett H. Mooney III
Camp Kellner Media, LLC
Cathy Greenwold
Charles D. Gibson

Charlotte Ramsay
Christian Marent
Christian Putz
Christopher Brozek
Christopher R. Ryan
Christopher Seiwald
Chung Hai Hwa
Cohen Children’s Trust
Colin Feichtmeir
Colonnade Group Internation Ltd.
Connor Defined Benefit Pension Plan
Cooper-Siegel Family Partners, LP
Cynthia Seavey-Lopez and Miguel Lopez
Dakin Family Trust dated June 5th 2005
Daniel H. Rosenblatt
Daniel J. Fletcher
Daniel Orlow
Daniel W. Hall
David Stern
David Markham Drury
David Markley and Phyllis Markley as Joint Tenants with Rights of Survivorship
David Murphy
David P. Cropper
David Rich
Dawn Julie Bradley
Dixon and Carol Doll Family Trust
Donpaul C. Stephens
Dorothy and Jeanette Winter
Douglas Snyder
Dupee/Scanlon Trust UDT dated 8/1/2008
E. Jeffrey Peierls
Edelen Family Trust U/T/D 7/15/2010
Edmund P. Chiang
Ellen Blumberg Rubert Revocable Trust
Elizabeth and Robert A. Subkowsky
EMC Corporation
Eric C. Cooper
Eugene Casey Roche III
Field Family Trust
Fortezza Investments LP
Frances and Tony Coleman
Francois Le Faucheur
G&H Partners
Gabriel Ferreira
Ganmukhi Irrevocable Trust
Gary Katcher
Gary Katcher 2008 Grat (TTEE)
Gary Lloyd

General Electric Pension Trust	Ken Hoppe
George Barletta	Kenneth W. Orce
George Mueller	Kevin McLarney
Gerald S. Soloway	Kim Gleason
Glynn Partners II, L.P.	Kirk Bradley
Goldman-Valeriole Family Trust u/a/d 11/15/95	Kristine Depietto
Greenliant Systems, Ltd.	Kurt Schmidt
Greg Colvin	L. James Ellsworth
Greg Franklin	L. Lang & K. Lang TTEE The Lang Revoc. Trust
Gregory H. Ekizian Revocable Trust	Larry S. Gutsch
Grouse Ridge Capital, LLC	Laurie Shahon
GSV Capital Corp.	Lawrence M. Lanzilli
Gurpit S Chandhoke	Lynne & Mason Rosenthal
Haresh and Alpa Bhungalia	Lynn M. Tolin
Harrison S. Watkins	Madhabhai Jethabhai Dungarani Decedent’s Trust B
Harry Wilmink	Mahesh Ganmukhi
Hennessey Ventures LLC	Mahmoodzadegan – Gappy Trust
Henry G. Stein Family Trust	Marcia Sutherland
Highland Capital Partners VII Limited Partnership	Marianne Chao
Highland Capital Partners VII-B Limited Partnership	Mark J. McInerney
Highland Capital Partners VII-C Limited Partnership	Mark Rosenblatt and Sarah Stern JTROS
Highland Capital Partners VIII Limited Partnership	Mark Waissar
Highland Capital Partners VIII-B Limited Partnership	Matthew Barletta
Highland Capital Partners VIII-C Limited Partnership	Matthew Field
Highland Entrepreneurs’ Fund VII Limited Partnership	McLarney Investment Trust
Ihor Lys	Merifin Capital N.V.
Intellect Capital Ventures LLC	Michael A. Covarrubias
Intuitive Violin LLC	Michael Bradley
Intuitive Violin II, LLC	Michael Bunyaner
Iron Capital Partners	Michael Bunyaner Family Trust
Irwin Lieber	Michael J. Poulos
James M. and Jeannette M. Beeger U/A DTD 06/20/2002	Michael Mercado Disini
Jason Wildt	Millennium Trust Co LLC, FBO Keith R. Beckerle
Jeremy M. Sclar	Mitchell & Anne Katcher
Joanna Obrapalska	Morgan Littlewood
John & Deborah Evangelakos	MRIS Trust
John Barletta	Muder Kothari
John Bollard	Murukutla Purushotham Bhima Shankar
John Carl Levinson Ellen G. Levinson JTWROS	Natalio S. Fridman
John Kapitula	Nicholas Kapitula
John Murray	Nicholas Sheppard
John Sisler	Nicholas W. McKeown Trust, 19 Jan 2005
Jon C.R. Bennett	Nicholas A. Watkins
Jon C.R. Bennett Family Trust u/d/t June 22, 2000	Nina R. Watkins
J.R. Hawkins	Niraj Bhanderi
Judd Rosenblatt	OFPP LLC
Judd Rosenblatt Grantor Trust 2/14/2011	P. Thornton Watkins
Judith A. Gorbach Trust of 1996	Paresh Ghelani
Julie Rosenblatt	Passport Special Opportunities Master Fund, LP
Juliet Sutherland	Penny L. Ellsworth
Juniper Networks, Inc.	Perforce Software
Justin E. Mirro	Peter Long
K&I Associates, L.P.	Philip Hammitt and Dawn Hammitt
Ken Gullicksen	Phillip Snead
Quantum Partners LP
R. Douglas Rivers

Raich Trust dated September 17, 2001	The Peierls Bypass Trust
Randall A. Yuen 2009 GST Trust	The Peierls Foundation, Inc. (Non-Profit)
Rationwave Associates Corp	The Restated Profit Sharing Plan FBO Roberta Blum Stein
Rationalwave Onshore Equity Fund L.P.	The Restated Profit Sharing Plan FBO William L. Stein
Rebecca Rosenblatt	The Sidney and Arlene Rosenblatt Family Trust of 1992
Rebecca Stern Rosenblatt Grantor Trust 9/8/2011	The Walrod Family Trust (11/12/2010)
Richard J. Prati	Tiger Ratan Capital Master Fund, LP
Richard J. Starr and Lisa M. Starr, JTWROS	Tom Rosenblatt
Richardson L. Watkins	Toni and Cory Sindelar, as Community Propert
Richmond III, LLC	Tony King
Rob Shannon	Toshiba America Electronic Components, Inc.
Robert B. Foughner Trust	Toshiba Corporation
Robert Orenstein	Troy Lowry
Robert F. Sproull	Trushar M. Dungarani
Robert Soros	U.D. Ethel F. Peierls Charitable Lean Trust
Robert T. Angle	U.D. E.F. Peierls for Brian E. Peierls
Robin Edwards	U.D. E.F. Peierls for E. Jeffrey Peierls
Roderick Albert Martin Sturdy	U.D. E.S. Peierls for E. F. Peierls et al
Ronak Khichadia	U.D. J.N. Peierls for Brian E. Peierls
Ronald Rosenblatt and Barrie Berg, as Community Property WROS	U.D. J.N. Peierls for E. Jeffrey Peierls
Roy D. and Leigh Limbach Johnson, Trustees u/a/d 6/13/00	UW E.S. Peierls for Brian E. Peierls Accumulation
RS Capital Partners Ltd.	UW E.S. Peierls for E. Jeffrey Peierls Accumulation
Saiyed Atiq Raza	UW JN Peierls for Brian E. Peierls
Sanjay Puri	UW JN Peierls for E. Jeffrey Peierls
SAP Ventures Fund I, L.P.	Valerie Debler
Scott C. Verges	Valerie Zondorak
Scott S. Parker	Van Horn Family Trust
Sharon Kapitula	Venture Lending & Leasing IV, LLC
Sharon L. and Gregory M. Zorbach	Venture Lending & Leasin V, LLC
Sheetal and Harry Savalia	Vijay and Terumi Parikh Trust
Sherwood L. Gorbach Trust of 1996	Vincent Lima
Shinya Chikagami	VII Peaks Venture Capital I LLC
Sidney M. Bennett	Walter P. Stern Trust u/a/d 6/12/98
Steven T. Glass	Walter P. Stern TTEFBO
Stewart L. Ellington	William J. Deutsch
Sugumaran Kannusamy	William S. McKiernan
Sundar Vasudevan Iyer	Windcrest Microcap Partners
Susan Switzer	Windcrest Partners
Sutherland International Investments	Woodside Partners
Suzanne Riddell	WSM Capital LLC
Swadesh Family Trust	WQ Investments LLC
Tallac Partners, LLC	Yale Investment Corporation Ltd
Tamara Stein	Zita S. de Zagon
Tatsumi C. Chikagami and Akie Chikagami	Zul Jamal
Telesoft Capital, L.L.C.
The Jeffrey Samberg Amended and Restated Revocable Trust
The Kevin and Melinda Johnson Living Trust
The Moelis Family Trust
The Noah and Christine Mesel Living Trust dated Dec. 6, 2010

Schedule B

Schedule of Common Holders

Dixon Doll, Jr.

Don Basile

Donpaul Stephens

Jon Bennett

Morgan Littlewood